Exhibit 99.2 Advancing Restorative Therapies to Treat Ischemic Disease David J. Mazzo, PhD President and Chief Executive Officer March 5, 2020 | Nasdaq: CLBS

Forward-looking statement This Investor Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current expectations, as of the date of this presentation, and involve certain risks and uncertainties. All statements other than statements of historical fact contained in this Investor Presentation are forward-looking statements. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Factors that could cause future results to differ materially from the recent results or those projected in forward-looking statements include the “Risk Factors” described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 14, 2019, as subsequently amended on March 19, 2019, and in the Company’s other periodic filings with the SEC. The Company’s further development is highly dependent on, among other things, future medical and research developments and market acceptance, which are outside of its control. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Investor Presentation. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this Investor Presentation or with respect to the matters described herein. 2

Presentation contents � Investment case summary � Management team introduction � CD34+ cell therapy platform technology overview � Pipeline description and individual program summaries � Financial overview � Milestone timeline � Conclusion 3

Caladrius investment case summary CD34+ cell therapy platform company with an advanced clinical pipeline with two programs with cell therapy “breakthrough” designation Proprietary field-leading technology in multi-billion dollar global indications backed by a strong IP portfolio Multiple potential value creating events in the next 12 months based on development milestones across the pipeline Seasoned management team with noteworthy domain expertise along with big pharma and emerging biotech experience Strong balance sheet; $25.2 million in cash (December 31, 2019) with no debt and cash runway projected through 2Q 2021 4

Caladrius management team David J. Mazzo, PhD Douglas Losordo, MD Joseph Talamo, CPA Todd Girolamo, JD John Menditto President and EVP, Global Head of R&D and Senior VP and Senior VP, General Counsel Vice President, IR and Chief Executive Officer Chief Medical Officer Chief Financial Officer and Corporate Secretary Corporate Communications Note: Select experience is shown above. For a comprehensive bio, please visit: www.caladrius.com 5

Esteemed cardiovascular disease scientific advisory board C. Noel Bairey Merz, MD C. Michael Gibson, MD Timothy Henry, MD Cedars-Sinai, Los Angeles Harvard Medical School The Christ Hospital, Cincinnati Thomas Povsic, MD, PhD Richard Schatz, MD Christopher White, MD Duke Clinical Research Institute Scripps Clinic, San Diego Ochsner Health, New Orleans Joseph Wu, MD, PhD Andreas Zeiher, MD Carl Pepine, MD Stanford Cardiovascular Institute Goethe University, Frankfurt University of Florida, Gainesville 6

CD34+ cell therapy platform technology overview

CD34+ cells have a well characterized mechanism of action Augmented microvasculature post-CD34+ cells treatment Normal microvasculature Compromised microvasculature Capillaries Capillaries Capillaries New Capillaries Artery Vein Artery Vein Artery Vein � Naturally occurring vascular repair (endothelial progenitor) cell � Provokes restorative angiogenesis of the microvasculature � CD34+ cells reestablish blood flow to under-perfused tissues1,2 1Mackie, A.R. et al., Tex Heart Inst J 2011, 38(5), 474-485 8 2Kocher, A.A. et al., Nat Med 2001, 440-436

CD34+ cell therapy is extensively studied/clinically validated � CD34+ cells were clinically studied in multiple ischemic disease indications by numerous investigators across many sites and countries � Consistent and compelling results of rigorous clinical studies comprising >1,000 patients have been published in peer reviewed journals1,2,3,4 � Single treatment has elicited durable therapeutic effect � No cell-related adverse events reported to date 1 3 Povsic, T. et al. JACC Cardiovasc Interv, 2016, 9 (15) 1576-1585 Velagapudi P, et al, Cardiovas Revasc Med, 2018, 20(3):215-219 9 2 Losordo, D.W. et al. Circ Cardiovasc Interv, 2012; 5:821–830 4 Henry T.D., et al, European Heart Jour 2018, 2208–2216

Caladrius CD34 process is simple/fast/economical/scaled Sample collection via apheresis Isolation, concentration and Cells returned to same patient by after 5 days of GCSF mobilization formulation of CD34+/CXCR4+ cells injection; site indication dependent Day 1 Day 2 Day 3 or 4 Shipment Shipment or � GCSF mobilization eliminates need for surgical bone marrow aspiration � No genetic manipulation or ex vivo expansion of cells � Four days or less from donation to treatment � Cost-of-goods an order of magnitude less expensive than CAR-T therapies 10

Caladrius CD34 technology has robust intellectual property Fundamental protection to 2031+ 9 27 U.S. patents Foreign patents granted granted Key Claims � Pharmaceutical composition of non-expanded CD34+/CXCR4+ stem cells � Therapeutic concentration range � Stabilizing serum � Repair of injury caused by vascular insufficiency 11

Caladrius’ innovative CD34+ cell therapy pipeline* Commercialization Product Indication Development Stage Target CLBS12 CLI Registration eligible trial (Japan; ongoing) 2021 CLBS16 CMD Phase 2 (USA; start target mid 2020) TBD CLBS14 NORDA Phase 3 confirmatory (USA; initiation pending funding) TBD CLI = Critical Limb Ischemia *Products are distinct and not interchangeable CMD = Coronary Microvascular Dysfunction NORDA = No Option Refractory Disabling Angina 12

CLBS12 Critical Limb Ischemia (Japan) SAKIGAKE designated – Japan Advanced Therapeutic Medicinal Product (ATMP) designated - EU

Indication: Critical Limb Ischemia (CLI) � Severe arterial obstruction impeding blood flow in the lower extremities � Often found as a co-morbidity in diabetes patients � Includes severe rest pain and non-healing ulcers � Buerger’s disease (inflammation in small and medium arteries) also causes CLI; exacerbated by a history of heavy smoking � Patients with no-option CLI have persistent symptoms even after bypass surgery, angioplasty, stenting and available pharmacotherapy � CLI patients are at high risk of amputation and increased risk of death � Multi-billion dollar global commercial opportunity 14

CLI: higher mortality rate than most cancers 90 80 70 60 CLI 50 Death within 5 years (%) 40 30 20 10 0 0 100000 200000 300000 No. Incident Cases in U.S. Mustapha, J. A., Katzen, B. T., et al. (2019, May). Endovascular Today, 18(5), 80-82 15

CLI amputation rates increase with disease severity1 Rutherford (“R”) scale R 6: Functional foot no longer salvageable R 5: Minor tissue loss non-healing ulcer; focal gangrene with diffuse pedal ischemia CLBS12 targets patients with R4 or R5 disease R 4: Debilitating rest pain R 1-3: CLI-free 1 Reinecke H., European Heart Journal, 2015 Apr 14;36(15):932-8 16

Single treatment of CD34+ cells reversed CLI Actual CLI Patient Laser Doppler Image % of Patients (CLI + BD) Achieving CLI-free Status 90% Pre-treatment Post-treatment (week 12) 85% 85% 80% 82% 70% 60% 40% 0 4 8 12 24 52 104 156 208 Time (weeks) ~80% of patients achieved sustainable remission within 6 months of a single treatment; durable for at least 4 years Kinoshita et al, Atherosclerosis 224 (2012) 440-445 17

Single treatment of CD34+ cells increased amputation-free survival Probability of amputation-free (n=28) CLBS12 75% 106 cells/kg p = 0.014 Placebo 22% 0 14 28 42 57 71 Time (weeks) Losordo, D.W. et al, Circulation 2012; 5(6):821-830 18

CLBS12 registration-eligible study (Japan) Primary Endpoint � Continuous CLI-free (2 consecutive monthly visits, adjudicated independently) � 30 subjects with no-option CLI + 7 Buerger’s Disease pts.; all R4 or R5; Study Size 12 centers in Japan Dose � 106 cells/kg (CLBS12) per affected limb (studied in previous trial) � Standard of Care: wound care plus drugs approved in Japan Control/Comparator • Including antimicrobials, antiplatelets, anticoagulants and vasodilators Mode of administration � Intramuscular, 20 injections in affected lower limb in a single treatment � Results expected end 2020/early 2021 Timing/Costs � Earliest possible commercialization 2021 � Study funded to completion in current budget projections 19

Extraordinary CLBS12 results in Buerger’s Disease (Japan) Current Patient CLI Status (cohort completed; clinical primary endpoint met) Pre 1 30 60 90 120 150 180 210 240 270 300 330 365 (end) Rutherford 4 or 5 Rutherford 6 CLI-free Continuous CLI-free Amputation � Natural evolution of Buerger’s Disease is continual deterioration for all patients � Surgery is not viable and existing pharmacotherapies do not prevent amputation1 � CLBS12 treatment resulted in 57% of patients achieving a positive outcome 1 Cacione DG, et al, Pharm. treatment of Buerger’s Disease, Cochrane Database of Systematic Reviews, 2016, (3) CD011033 20

CLBS16 Coronary Microvascular Dysfunction (USA)

Heart disease: still a major unmet medical need globally 2017 2011 ISCHEMIA Trial3 results validate the need for HeartHeart Disease Disease treatments that go beyond large vessel All Cancers interventions Accidents � The International Study of Comparative Health Effectiveness with Medical and Invasive Lower Respiratory disease Approaches (ISCHEMIA) was funded by the As of 2014, 1 in 32 female Stroke National Heart, Lung, and Blood Institute deaths was from breast Alzheimer's cancer, but 1 in 3 was from � The study enrolled 5,179 patients at 320 sites cardiovascular disease.2 in 37 countries Diabetes Influenza and Pneumonia Conclusion: Interventional heart procedures do not Kidney failure reduce the overall rate of heart attack Suicide or death compared with medicines and lifestyle changes alone. 0 100 200 300 400 500 600 700 Number of Deaths (thousands)1 1 Centers for Disease Control and Prevention as cited in McKay, Betsy. "Heart-Failure Deaths Rise, Contributing to Worsening Life Expectancy." The Wall Street Journal, 30 Oct. 2019, Link to article. 2 Kochanek, KD., et al. (2016). Deaths: final data for 2014. National vital statistics reports: from the Centers for Disease Control and Prevention, National Center for Health Statistics, National Vital Statistics System, 65(4), 1-122. 22 3 ISCHEMIA Study Results, AHA Scientific Sessions November 2019. https://ischemiatrial.org/ischemia-study-results#slides

Indication: Coronary Microvascular Dysfunction (CMD) � Deficient heart microvasculature without obstructive vessel disease � Causes frequent, debilitating chest pain that is not treatable by stents or bypass; responds poorly or not at all to available medications � Afflicts women more frequently, especially younger women1,2 � Results in poor prognosis for patients with the condition3 � Significantly elevated risk of all-cause mortality in women4 � Quantitatively diagnosed using Coronary Flow Reserve (CFR) � CFR is the ratio of maximal to resting coronary blood flow5 � Multi-billion dollar global commercial opportunity 1 Coronary Microvascular Disease. (2015, July 31). In American Heart Association 4 Kenkre, T.S. et al., Circ: CV Qual & Outcomes 2017, 10(12) 1-9 2 R. David Anderson, John W. Petersen, Puja K. Mehta, et al., Journal of Interventional Cardiology, 2019: 8 23 5 Collins, P., British heart journal (1993) 69(4), 279–281 3 Loffler and Bourque, Curr Cardiol Rep. 2016 Jan; 18(1): 1

ESCaPE-CMD: CLBS16 interventional, proof-of-concept trial � Therapeutic effect and the evaluation of adverse events; including changes Endpoints from baseline to 6 months for coronary flow reserve, endothelial-dependent microvascular function, time to angina; other CV metrics Study Size � 20 subjects (U.S. centers - Cedars Sinai, Los Angeles & Mayo Clinic, Rochester) Dose � Up to 300 x 106 CD34+ cells Mode of administration � Single intracoronary infusion � Positive top-line results reported at AHA on Nov. 16, 2019 (17/20 subjects) Timing/Cost � Full results expected 1H 2020 � Study funded to completion in current budget projections (including NIH grant) 24

CLBS16 ESCaPE-CMD results are unique and compelling Coronary Flow Reserve (17/20 subjects reporting) p = 0.0087 � CFR≤2.5 indicates CMD 2.61 2.08 � CFR≥2.5 is in “normal” range � Results after a single intracoronary administration of CLBS16 N=20 N=17 Pre-Treatment After 6 months Bairey Merz, C. N., AHA 2019 Scientific Sessions 25

CLBS16 ESCaPE-CMD results are unique and compelling Seattle Angina Questionnaire Score (17/20 subjects reporting) Baseline 6 months Higher scores indicate improvement1 Angina Frequency p = 0.0143 Angina Stability p = 0.0425 Physical Limitation p = 0.002 Disease Perception p = 0.0005 Treatment Satisfaction p = 0.0044 0 20 40 60 80 100 1Spertus, J.A. et al, JACC Vol. 25, No. 2 February 1995: 333-341 26

ESCaPE-CMD CLBS16 reported results summary � Statistically significant improvement in heart function and symptoms � First therapy to show the ability to durably increase CFR and potentially reverse CMD after a single administration � No evidence of cell related adverse events � Expected to lead to a decreased risk of adverse cardiovascular outcomes, including CV-related death, associated with CMD � Supports microvascular repair mechanism of CD34+ cells across all indications � Represents a potential breakthrough for the treatment of CMD, a condition that affects millions in the U.S. and that disproportionately afflicts women � Full data release pending presentation/publication in a medical meeting/journal 27

CLBS14 No Option Refractory Disabling Angina (USA) Regenerative Medicine Advanced Therapy (RMAT) designated - USA

Indication: No Option Refractory Disabling Angina (NORDA) � Recurring angina results from chronically impaired cardiac blood supply � The condition persists even after bypass surgery, angioplasty, stenting and available pharmacotherapy; no current treatment options � NORDA patients experience very frequent disabling chest pain at rest or with minimal activity � Cardiac microcirculation deficiency is the remaining treatment target � Multi-billion dollar global commercial opportunity 29

Our solution: CLBS14 � Clinical data from double-blind, randomized, placebo-controlled clinical trials, including big pharma sponsored Phase 2 and partial Phase 31,2,3,4,5 � Published results demonstrate: � Statistically significant improvement in exercise capacity � Statistically significant reduction in angina � Statistically significant reduction in mortality � Pristine cell safety profile 1 Losordo, D.W., et al, Circulation 2007, 115(25): 3165-72. 4 Povsic, T. J. et al, European Heart Journal, 2018 39(23), 2208-2216 2 Losordo, D.W., et al, Circ Res 2011, 109(4): 428-36 5 Velagapudi P, et al, Cardiovas Revasc Med, 2018, 20(3):215-219 3 Povsic, T.J., et al, JACC Cardiovasc Interv, 2016 9(15): 1576-85 30

CLBS14 single treatment significantly improved exercise time Change in Exercise Time from Baseline (Phase 2, n=168) *6 months: CLBS14 (105 cells/kg) 139 sec p=0.014 Placebo 69 sec 12 months: CLBS14 (105 cells/kg) 140 sec p=0.017 Placebo 58 sec *Change in exercise time from baseline at 6 months will be the Phase 3 primary endpoint 31

CLBS14 single treatment significantly reduced angina frequency Reduction in Weekly Angina Frequency from Baseline (Phase 2, n=168) 6 months: CLBS14 (105 cells/kg) 13.8 p=0.0421 Placebo 8.8 12 months: CLBS14 (105 cells/kg) 15.3 p=0.0109 Placebo 8.7 32

CLBS14 single treatment significantly improved survival Mortality (Phase 2, n=168) Placebo 10% p = 0.0065 CLBS14 2.5% (105 cells/kg) 0 12 24 Time (months) 33

CLBS14 Phase 3 confirmatory registration study (U.S.) Primary Endpoint � Change in exercise time from baseline at month 6 (studied in Phase 2) � 39 months from first-patient-in to top-line data; interim analysis after 50% of Timing patients complete 6-month follow-up � ~400 subjects (~200 active, ~150 placebo, ~50 SOC with cross-over to open Study Size label treatment at 6 months) Dose � 105 cells/kg body weight (studied in Phase 2) � Placebo control (blinded) Control/Comparator � Standard-of-care (unblinded) Mode of administration � Intramyocardial injection guided by mapping catheter (NOGA) � External costs: ~$70 million over a 3-4 years period Timing/Costs � Target initiation: Upon acquisition of sufficient capital that provides confidence that the study could be funded through completion 34

Caladrius timeline of key development milestones Program 2020 2021 Target Enrollment J-NDA Rolling Submission Top-line Data Target – Earliest possible approval Completion by Initiation Target – End 2020/Early 2021 in Japan 2H 2021 End of 1Q 2020 2H 2020 CLBS12 (CLI) Present Full ESCaPE-CMD Initiation of Phase 2 Trial Data Target– 1H 2020 Target – Mid-2020 CLBS16 (CMD) Confirmatory Phase 3 Initiation Target: TBD* CLBS14 (NORDA) *Pending funding 35

Caladrius key financial information Cash & Investments as of December 31, 2019: $25.2 million Twelve Months Ended December 31, 2019 Operating Cash Burn: $18.9 million Cash Runway Based on Current Plan: through 2Q 2021 Debt: $0 Common Shares Outstanding as of December 31, 2019: 10.5 million shares Options Outstanding as of December 31, 2019: Exercise Price < $5.00 = 647,000 shares 1.0 million shares Exercise Price > $5.00 = 397,000 shares 36

Caladrius investment case summary CD34+ cell therapy platform company with an advanced clinical pipeline with two programs with cell therapy “breakthrough” designation Proprietary field-leading technology in multi-billion dollar global indications backed by a strong IP portfolio Multiple potential value creating events in the next 12 months based on development milestones across the pipeline Seasoned management team with noteworthy domain expertise along with big pharma and emerging biotech experience Strong balance sheet; $25.2 million in cash (December 31, 2019) with no debt and cash runway projected through 2Q 2021 3 7

Thank you! Investor Relations Contact: John D. Menditto Tel: (908) 842-0084 jmenditto@caladrius.com March 5, 2020 | Nasdaq: CLBS